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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                JANUARY 18, 2001
                                                                ----------------




                    ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.
    ----------------------------- -----------------------------------------
             (Exact name of registrant as specified in its charter)


                Delaware                      1-9818           13-3434400
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       (State or other jurisdiction of     (Commission      (I.R.S. Employer
        incorporation or organization)     File Number)   Identification Number)


1345 Avenue of the Americas, New York, New York                     10105
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   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code               212-969-1000
                                                                 ------------

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Item 1.  CHANGES IN CONTROL OF REGISTRANT.

                  Not applicable.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  Not applicable.

Item 3.  BANKRUPTCY OR RECEIVERSHIP.

                  Not applicable.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not applicable.

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  Not applicable.

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not applicable.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 (a)   Financial Statements of Businesses Acquired

                        None.

                 (b)   Pro Forma Financial Information

                        None.


                 (c)   Exhibits

                       99.5 Pursuant to Regulation FD, Alliance Capital Management Holding L.P. is furnishing its letter to Unitholders distributed on January 18, 2001.

Item 8.  CHANGE IN FISCAL YEAR.

                  Not applicable.

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Item 9.  REGULATION FD DISCLOSURE.

                  Pursuant to Regulation FD, Alliance Capital Management Holding L.P. is furnishing a letter to Unitholders distributed on January 18, 2001. The letter is attached hereto as Exhibit 99.5.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.

Dated: January 18, 2001             By:  Alliance Capital Management
                                         Corporation, General Partner


                                    By: /s/ Robert H. Joseph, Jr.
                                        ---------------------------
                                        Robert H. Joseph, Jr.
                                        Senior Vice President and
                                        Chief Financial Officer